UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

November 3, 2003
(Date of earliest event reported)

Ohio Legacy Corp
(Exact name of registrant as specified in its charter)

OHIO	000-31673	34-1903890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 West Liberty Street, Wooster, OH	44691
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   330-263-1955

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated November 3, 2003

Item 12. Results of Operations and Financial Condition.

On November 3, 2003, Ohio Legacy Corp (the "Company") issued a press release regarding its third quarter earnings. The Company hereby incorporates by reference the information set forth in its Press Release dated November 3, 2003, entitled "Ohio Legacy Corp Announces Third Quarter Results," a copy of which is attached hereto as Exhibit 99.1.

Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Exhibit Index
99.1	Press release dated November 3, 2003

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ohio Legacy Corp (Registrant)
November 04, 2003 (Date)	/s/ ERIC S. NADEAU Eric S. Nadeau Chief Financial Officer